                                                                EXHIBIT 10.25(n)

           THIRD AMENDMENT TO THIRD AMENDED AND RESTATED GUARANTY
           ------------------------------------------------------

        THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED GUARANTY (the "Amendment"), dated as of May 10, 1996 is entered into by and between
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ADVANCED MICRO DEVICES, INC., a Delaware corporation (the "Guarantor"), and
                                                           ---------
CIBC INC., a Delaware corporation ("Lessor").
                                    ------

                                  RECITALS
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        A.   The Guarantor executed and delivered to Lessor as Third Amended and Restated Guaranty, dated as of August 21, 1995 and accepted by Lessor as of August 21, 1995, pursuant to which the Guarantor guarantied to Lessor certain obligations of AMD International Sales & Service, Ltd. a Delaware corporation. Such Amended and Restated Guaranty was amended by a First Amendment to Third Amended and Restated Guaranty, dated as of October 20, 1995, and by a Second Amendment to Third Amended and Restated Guaranty, dated as of January 12, 1996 (as so amended, "Guaranty").
                 --------

        B. The Guarantor has requested that the Lessor agree to certain amendments of the Guaranty.

        C. Lessor is willing to amend the Guaranty, subject to the terms and conditions of this Amendment.

        NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.   Defined Terms.  Capitalized terms not otherwise defined herein
             -------------
shall have the meanings given to them in the Guaranty.

        2.   Amendment to the Guaranty.  Section 4.2.1(k) of the Guaranty is
             -------------------------
hereby deleted and replaced with the following:


             "(k) Purchase money security interests on any Assets (other than the Property) acquired or held by Guarantor or its Subsidiaries in the Ordinary Course of Business, securing Indebtness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such Assets; on the
                                                                   ------
condition that (i) any such Lien attaches to such Assets concurrently with or
--------------
within six months after the acquisition thereof, (ii) such Lien attaches solely to the Assets so acquired in such transaction, and (iii) the principal amount of the Indebtness secured thereby does not exceed 100% of the cost of such Assets; and"
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     3. Representations and Warranties
        ------------------------------

        The Guarantor hereby represents and warrants to the Lessor as follows:

        (a) No Default or Event of Default or Deposit Event has occurred and is continuing.

        (b) The execution, delivery and performance by the Guarantor of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Guaranty as amended by this Amendment constitutes the legal, valid and binding obligations of the Guarantor, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

        (c) All representations and warranties of the Guarantor contained in the Guaranty are true and correct.

        (d) The Guarantor is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon Lessor or any other Person.

     4. Conditions to Effectiveness of Amendment.
        ----------------------------------------

        This Amendment will become effective on the date on which all of the following conditions precedent have been satisfied:

        4.1 Lessor shall have received from the Guarantor and Long-Term Credit Bank of Japan, Los Angeles Agency, a duly executed original (or, if elected by Lessor, an executed facsimile copy) of this Amendment; and

        4.2 Each of the representations and warranties set forth in Section 3 of this Amendment are true and correct as of such date.

     4. Reservation of Rights. The Guarantor acknowledges and agrees that the
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execution and delivery by Lessor of this Amendment shall not be deemed to create a course of dealing or otherwise obligate Lessor to forbear or execute similar amendments under the same or similar circumstances in the future.

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     6. Miscellaneous.
        -------------

        (a) Except as herein expressly amended, all terms, covenants and provisions of the Guaranty are and shall remain in full force and effect and all references therein to such Guaranty shall henceforth refer to the Guaranty as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Guaranty. The Guaranty, as amended by this Amendment, is hereby absolutely and unconditionally affirmed in its entirety by the Guarantor.

        (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

        (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

        (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by Lessor of a facsimile transmitted document purportedly bearing the signature of the Guarantor shall bind the Guarantor with the same force and effect as the delivery of a hard copy original. Any failure by Lessor to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by Lessor.

     (e) This Amendment, together with Guaranty, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 6.2 of the Guaranty.

     (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Guaranty, respectively.

     (g) The Guarantor covenants to pay or to reimburse the Lessor, upon demand, for all costs and expenses (including allocated costs of in-house counsel)

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incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.


               [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                ADVANCED MICRO DEVICES, INC.

                                By: /s/ Marvin D. Burkett
                                    --------------------------------------
                                    Marvin D. Burkett
                                    Senior Vice President and Chief
                                    Financial Officer

                                CIBC INC.

                                By: /s/ Tom R. Wagner
                                    --------------------------------------
                                Name:   Tom R. Wagner
                                Title:  Director





Reference is made to the Loan Agreement, dated as of December 17, 1993 (the "Loan Agreement") between CIBC INC., a Delaware corporation, and THE LONG-TERM
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CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY ("Lender"). In accordance with
                                                 ------
Section 8(b) of the Loan Agreement, Lender hereby consents to the foregoing Amendment.


THE LONG-TERM CREDIT BANK OF
JAPAN, LOS ANGELES AGENCY




By:    /s/ Motokazu Uematsu
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Name:  Motokazu Uematsu
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Title: Deputy General Manger
       ----------------------------
Date:  May 15, 1996
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